UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Delaware	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02.                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Company concluded on May 4, 2012 that: i) the unaudited interim financial statements for the three months ended March 31, 2011 as filed with the Securities and Exchange Commission (“SEC”) on May 16, 2011, ii) the unaudited interim financial statements for the three and six months ended June 30, 2011 as filed with the SEC on August 15, 2011, restated and filed on January 05, 2012 and January 19, 2012, iii) the unaudited interim financial statements for the three and nine months ended September 30, 2011 as filed with the SEC on November 14, 2011, restated and filed on January 05, 2012, and iv) the Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on March 30, 2012, should no longer be relied upon due to the compounding effect of a single error in the volatility and risk- free interest estimates used in the underlying Black Scholes formula the Company utilizes for its estimate of the valuation of, non-cash items, the derivative liability valuation at each balance sheet date, and the change thereto, which change directly impacts the statement of operations, as well as the measurement of compensation expense associated with stock options and stock warrants, which also directly impacts the statement of operations.

The Company first discovered this error during the preparation of its quarterly report on Form 10-Q for the three months ended March 31, 2012, as there were significant issuances of both warrants and options during this particular quarter; however, the Company had applied the calculation that it had been using for years, and which had been subject to prior review by the SEC, the Public Company Accounting Oversight Board in its review of the Company’s auditors working papers, and by our auditors.  Despite these numerous reviews, the calculation had never come into question.  Nevertheless, we challenged ourselves on the relatively low compensation expense using this “standard formula” given the significant amount of options (775,000) and warrants (650,000) issued during the three months ended March 31, 2012.  Upon an in-depth review and analysis, we determined that two key inputs to the Black Scholes model, used consistently for valuation, each contained an error for different reasons.  The volatility input contained a computational error in the carry forward formula, whereby it was deriving a daily versus periodic volatility and the risk-free interest rate to be used for each instrument was a standard 20-year risk-free rate, when it should have been in symmetry with the remaining life of the respective instrument. We immediately evaluated the appropriateness of both of these key inputs as related to the Company. As a result, we developed a relevant volatility at each measurement date and used the risk-free interest rate over the reaming period of the instrument at each measurement date.  The differences in valuation were deemed to be material to the financial statements taken as whole for calendar year 2011 and for the quarter therein.

Accordingly, the Company’s management has carefully reassessed this situation and is filing an amendment to each of the Form 10-Q’s aforementioned, restating for the all impacted financial statement line items for the three months ended March 31, 2011, the three and six months ended June 30, 2011, the three and nine months ended September 30, 2011(collectively, the “10-Q Periods”), and its SEC Form 10-K for the year ended December 31, 2011. The Company has previously filed an amended Form 10-Q for the three and six months ended June 30, 2011 and September 20, 2011 related to the timing of quarterly recognition of a deemed dividend on preferred stock which occurred in 2010 and impacted our quarterly comparisons for 2011 versus 2010 as initially filed.  Accordingly, the Company addressed and disclosed at that time its reassessment of Control and Procedures as required.  As a result of the restatement described immediately above, necessitated by the error in the volatility and interest rate inputs to the Black Scholes model used to determine the valuation of the derivative liability and the issuances of stock options and warrants, the Company and its management has again carefully reassessed its statements of Controls and Procedures in each of the 10-Q Periods as well as in its Annual Report on Form 10-K for the year ended December 31, 2011.

As a result, in its Annual Report on Form 10-K for the year ended December 31, 2011, the Company will file, with its restated financial statements, and in its Amendment # 1 to Form 10-K, an addition to Item 9, Controls and Procedures, under the caption, MANAGEMENT’S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING, “During the preparation of the Quarterly Report on Form 10-Q for the three months ended March 31, 2012, management at that time discovered errors in key inputs to its Black Scholes model used for the valuation of derivatives and stock warrants and stock options issued.  As a result, management has deemed it necessary to restate previously issued quarterly financial statements for the three months ended March 31, 2011, June 30, 2011 and September 30, 2011 as well as the Annual Report on Form 10-K for the year ended December 31, 2011.”

Finally, management has disclosed, based on the above, “Based on this evaluation, our management, with the participation of the President, concluded that as of December 31, 2011 our internal control over financial reporting was not effective and did not provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with U.S. generally accepted accounting principles.”

The Company has further assessed the disclosure in its interim reports for the 10-Q Periods and will file an amendment to state, “It has been determined that errors existed in key inputs to our Black Scholes model, the key valuation tool for our derivatives and stock warrants and stock options issued, thus requiring restatement of previously issued financial statements.  In light of the weakness in internal controls over financial reporting giving rise to this error, the CEO and Principal Financial Officer concluded that the Company's disclosure controls and procedures were not effective as of the end of the period covered by this report.”

All of these matters outlined above have been discussed at great length with the Company’s independent accountant at that time, Sharf Pera & Co., PLLC, who was aware of the decisions made by management on a timely basis.

See “Item 8.01. Other Events” below for a discussion of actions the Company has taken to prevent such an error from recurring.

Item 8.01.                      Other Events.

The Company (also disclosing in accordance with Item 308(c) of Regulation S-K), as part of its growth and maturation, has taken demonstrative steps to enhance its Controls and Procedures over internal control in general, and in ICFR in particular.

•
Prior to October 24, 2011, Mark Elliott, the President and CEO had been serving the Company as its CEO, Principal Financial Officer and Principal Accounting Officer.  On October 24, 2011, the Company hired a full time Chief Financial Officer, fully segregating these roles and responsibilities.

•
The new Chief Financial Officer is a licensed CPA and has substantial experience in SEC financial reporting and compliance with both ’33 and ’34 Act requirements.  He has already assumed a leadership role in the financial reporting and internal controls arena which will enhance the Company’s ICFR.

•
In addition, in May of 2011, the Company hired a full time Controller who is also a licensed CPA and CISA and is well versed in internal accounting controls and procedures and enforcing those controls throughout our staff and providing timely information to the CFO and CEO.  Effective October 2011, his responsibilities were expanded to assist with financial reporting.

•
 The Company has also reviewed the work flow surrounding its monthly, quarterly and annual financial reporting to ensure that all reviews by appropriate parties are timely and that any edits or comments by any reviewing party get re-circulated back to the entire appropriate working group.

•
The Company has also increased its internal resources by obtaining a complete subscription to Thompson Reuters online research service providing for a depth and breadth of accounting (full ASC codification), SEC reporting, Regulation S-X and S-K resources, including complete quarterly and annual disclosure checklists.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: May 07, 2012	By:	/s/ Mark S. Elliott
Mark S. Elliott
CEO / President